EX-5j

RETIREMENT LATITUDES
(10/10) VARIABLE AND FIXED
ANNUITY APPLICATION (VA630)
Home Office: Lansing, Michigan
www.jackson.com
First Class Mail: P.O. Box 30314
Customer Care: 800-873-5654
Lansing, MI 48909-7814
Bank or Financial Institution Customer Care: 800-777-7779
Fax: 800-943-6761
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
(and/or Joint
Owner) is not a
Social Security Number
or
Tax I.D. Number
U.S. Citizen
Sex
Male
Female
and/or a U.S.
U.S. Citizen
Yes
No
Resident, Form
W-9 or Form
First Name
Middle Name
Last Name
W-8BEN (as
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
form X5335 or
trust
/
/
(
)
documents are
required with
Physical Address Line 1 (No P.O. Boxes)
Line 2
application.
It is required
for Good
City
State
ZIP Code
Order that you
provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
City
State
ZIP Code
different from
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Same as Joint Owner
Complete this
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
Physical Address Line 1 (No P.O. Boxes)
Line 2
spouse.
Available only
on a Qualified
plan custodial
City
State
ZIP Code
account when
electing a Joint
GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
For additional
Individual Name (First, Middle, Last) or Non-Natural Entity Name
beneficiaries,
please attach a
separate sheet,
signed and
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
dated by the
/
/
Owner, which
includes names,
percentages,
Primary
Contingent
%
Percentage of Death Benefit
and other
required
Individual Name (First, Middle, Last) or Non-Natural Entity Name
information.
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
/
/
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company .
Annuity Type
Jackson will
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
issue Annuity
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
Type per the
Stretch IRA
Cash Balance-Defined Benefit
SEP
bold
Roth IRA:
Cash Balance-Defined Contribution
ORP:
headings.
Roth Conversion
HR-10 (Keogh) Plan
ORP
Roth IRA*
Money Purchase
Texas ORP
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
Year:________ $___________
Roth 401(k)
Charitable Remainder
Year:________ $___________
Target Benefit Plan
Annuity Trust
Charitable Remainder
Non-Qualified Plan:
TSA Plan:
Unitrust
Deferred Compensation
403(b) TSA
Non-Tax Qualified
It is required for
Statement Regarding Existing Policies or Annuity Contracts
Good Order
I (We) certify that:
(please select one)
that this entire
section be
I (We) do not have any existing life insurance policies or annuity contracts.
completed.
COMPLETE
I (We) do have existing life insurance policies or annuity contracts.
X0512
Notice to Producer/Representative: If the Applicant does have existing life insurance policies or annuity contracts you
" REPLACEMENT
must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations
OF LIFE
may apply) and return the notice, signed by both the Producer/Representative and Applicant, with the Application.
INSURANCE OR
If yes, complete the
Yes
No
ANNUITIES"
following Company
Are you replacing an existing life insurance policy or annuity contract?
WHERE
information.
REQUIRED
Company name
Contract number
Anticipated amount
(must be dated
on or before the
$
Application Sign
Date to be in
$
Good Order).
$
Transfer Information
For transfers,
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. If you have entire section
already, or plan to submit a transfer request to the surrendering institution, please select " Yes" under " Client be completed.
Initiated." Jackson will only request the funds if this section is left blank or checked " No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, the Company will default
/
/
to the Latest Income Date as shown in the Contract.
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LONG-TERM SMART
Optional Death Benefits All optional death benefits may not be available in all states and once selected cannot be changed.
If no Optional
Select only one of the following. May not be selected in combination with LifeGuard Freedom Flex DB.
Death Benefit
5% Roll-Up Death Benefit
(4% if the owner is age 70 or older on the date of issue)
(Ages 0-79)
is selected
your
With Highest Quarterly Anniversary Value Death Benefit
beneficiary(ies)
will receive the
Without Highest Quarterly Anniversary Value Death Benefit
standard
death benefit.
6% Roll-Up Death Benefit
(5% if the Owner is age 70 or older on the date of issue)
(Ages 0-79)
Please see the
With Highest Quarterly Anniversary Value Death Benefit
prospectus for
details.
Without Highest Quarterly Anniversary Value Death Benefit
Optional
Highest Quarterly Anniversary Value Death Benefit
(Ages 0-79)
Death
Benefits and
Other Optional Benefits All optional benefits may not be available in all states and once selected cannot be changed.
Other
Guaranteed Living Benefit Options
(May select only one GMWB)
Optional
Benefits:
GMWB For Life
Additional
charges will
(For Life Guaranteed Minimum Withdrawal Benefits)
apply. Please
LifeGuard Freedom Flex
see the
LifeGuard Freedom 6 Net
For Life GMWB with Owner's choice of
prospectus
For Life GMWB with Bonus, Annual Step-Up,
for details.
Bonus and Step-Up
(Ages 35-80)
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
Bonus
Step-Up
1,2,3
LifeGuard Freedom 6 Net w/ Joint Option
(Must select one)
(Must select one)
Election Age
Joint For Life GMWB with Bonus, Annual Step-Up,
5%
Annual
limitations
& Earnings-Sensitive Withdrawal Amount
(Ages 45-80)
apply based
6%
Annual to Highest
5
Jackson Select
on the age of
7%
Quarterly Contract Value*
For Life GMWB with Bonus, GWB Adjustment,
the Owner(s)
* Not available with 8% bonus
8%
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
or Covered
Lives.
1,2,3
1,2,3,5
LifeGuard Freedom Flex w/ Joint Option
Jackson Select w/ Joint Option
Joint For Life GMWB with Bonus, GWB Adjustment,
For Life GMWB with Owner's choice of
Annual Step-Up, & Transfer of Assets
(Ages 55-80)
Bonus and Step-Up
(Ages 35-80)
Bonus
Step-Up
(Must select one)
(Must select one)
GMWB
(Guaranteed Minimum Withdrawal Benefits)
5%
Annual
6%
Annual to Highest
SafeGuard Max
Quarterly Contract Value*
GMWB with 5-Year Step-Up
(Ages 0-85)
7%
*Not available with 7% bonus
AutoGuard
5
4
5% GMWB with Annual Step-Up
(Ages 0-80)
LifeGuard Freedom Flex DB
For Life GMWB with 6% Bonus, Annual Step-Up,
and Death Benefit
(Ages 35-70)
Contract Enhancement Options
Withdrawal Options
(May select only one)
(Ages 0-87)
(May select only one)
6,7
5% of first year premium
20% Free Withdrawal Benefit
(Ages 0-90)
7
4% of first year premium
4-Year Withdrawal Charge Schedule
(Ages 0-85)
Earnings Protection Benefit
EarningsMax
(Ages 0-75)
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed. For
Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required. Please ensure the
Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed. For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. May not be selected in combination with an Optional Death Benefit.
If selected, the 3, 5, and 7-Year Fixed Account Options and the Capital Protection Program are not available. The total number of allocations in the Premium Allocation section may not exceed 17.
May not be selected in combination with either the 4% or 5% Contract
Enhancements. If selected, premium payments will not be accepted after the first
Contract Year.
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Premium Allocation
JNL®
JNL/Ivy
JNL/PPM America
Tell us how you
want your
% Institutional Alt 20
% Asset Strategy
% High Yield Bond
annuity
% Institutional Alt 35
% Mid Cap Value
premiums
invested.
% Institutional Alt 50
% Small Cap Value
TOTAL
% Institutional Alt 65
JNL/JPMorgan
% Value Equity
ALLOCATION
% International Value
MUST EQUAL
% U.S. Government &
100%.
JNL/American Funds®
Quality Bond
Blue Chip Income
%
Total number
and Growth
JNL/Red Rocks
of allocation
% Global Bond
% Listed Private Equity
JNL/Lazard
selections may
not exceed 18.
Global Small
% Emerging Markets
%
Capitalization
% Growth-Income
% International
JNL/Select
JNL/M&G
% New World
% Balanced
All premium
% Global Basics
allocation
% Money Market
% Global Leaders
options may
% Value
not be
JNL/BlackRock
available in all
% Commodity Securities
states.
Restrictions
% Global Allocation
JNL/Mellon Capital Management
may apply at
Jackson's
% JNL 5
JNL/T. Rowe Price
discretion on a
% Global 15
non-
JNL/Capital Guardian
% Established Growth
% Select Small-Cap
discriminatory
% Global Balanced
% Mid-Cap Growth
basis.
% JNL Optimized 5
Global Diversified
%
% Short-Term Bond
Research
% VIP
% U.S. Growth Equity
% Value
% Dow Dividend
% Nasdaq
25
% S&P
24
JNL/Eagle
% Value Line
30
% Core Equity
JNL/S&P
% SmallCap Equity
% S&P 500 Index
% 4
% S&P 400 MidCap
Index % Small Cap Index
JNL/Franklin Templeton
% International Index
% Founding Strategy
JNL/S&P Managed
% Bond Index
% Income
% Conservative
% Global Alpha
% International Small
% Moderate
Cap Growth
% Moderate Growth
% Growth
JNL/PAM
JNL/Goldman Sachs
% Aggressive Growth
% Asia ex-Japan
% Core Plus Bond
% China-India
% Emerging Markets Debt
JNL/S&P Disciplined
JNL/Invesco
% Global Real Estate
JNL/PIMCO
% Moderate
% International Growth
% Real Return
% Moderate Growth
% Large Cap Growth
% Total Return Bond
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
VDA 630 10/10

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LONG-TERM SMART
Premium Allocation(Cont. from page 5)
See the NOTE
Fixed Account Options
for some
% 1-Year
important
terms
% 3-Year
regarding the
% 5-Year
Fixed Account
Options.
% 7-Year
NOTE: The Contract permits Jackson without advance notice to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.
Systematic Investment
(periodic premium reallocation programs)
Only the
Automatic Rebalancing. The 3-, 5- and 7-Year Fixed
DCA+ ($15,000 contract minimum)
Investment
Account Options are not available for Automatic
_______ % 6-month
Division(s) and
Rebalancing.
the 1-Year Fixed
_______ % 12-month
Frequency:
Account Option
If DCA+ is selected, you must allocate Designated
(subject to
Monthly
Quarterly
Semiannually
Annually
Option(s) using Systematic Investment Form
availability) as
Start Date (mm/dd/yyyy) ___________________________
(V5385).
selected in the
Note: If no date is selected, the program will begin
Premium
DCA+ provides an automatic monthly transfer to the
one month/quarter/half-year/year (depending on the
Allocation
selected Investment Division(s) so the entire amount
frequency you selected) from the date Jackson applies
section will
invested in this program, plus earnings, will be
the first premium payment. If no frequency is selected, the
participate in
transferred by the end of the DCA+ term selected. If
Automatic
frequency will be annual. No transfers will be made on
selected, the total number of elections in the Premium
Rebalancing.
days 29, 30 or 31, unless set up on annual frequency.
Allocation section may not exceed 17.
Capital Protection Program
Yes
No
(If no selection is made, Jackson will default to " No.")
If you marked " Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
Select only one.
1-Year
3-Year
5-Year
7-Year
Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation section on pages 5 and 6.
Telephone and Electronic Transfers Authorization
By checking " Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/ allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our)
Producer/Representative subject to Jackson's administrative procedures. This authorization is not extended to
Authorized Callers.
Yes
No
Do you authorize these types of transfers?
Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, not withstanding subsequent allegations of error or mistake in connection with any such transaction instruction. If no election is made, Jackson will default to " No" for residents of Nebraska, New Hampshire and North Dakota and to "
Yes" for residents of all other states.
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
Check the
ALL DOCUMENTS
boxes next to
the types of
Quarterly statements
Prospectuses and prospectus supplements
documents
you wish to
Periodic and immediate confirmation statements
Proxy and other voting materials
receive
Annual and Semi-Annual reports
Other Contract-related correspondence
electronically.
If an email
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by address is
provided, but
email or by notice to you of a document's availability on Jackson's website. Certain types of correspondence may no document
continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson's type is
website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.
selected, the
selection will
My email address is:_________________________________________. I (We) will notify the company of any new default to " All
email address.
Documents."
The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current email address. Also let
Jackson know if that email address changes. We may need to notify you of a document's availability through email.
You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
Producer/Rep
to receive
/
/
Contract
information via
First Name
Middle Name
Last Name
telephone,
please list that
individual's
information
Social Security/Tax I.D. Number
Date of Birth(mm/dd/yyyy)
here.
/
/
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Notice to Applicant
ARKANSAS, COLORADO, KENTUCKY, MAINE, NEW
Regulatory Agencies.
MEXICO, OHIO, PENNSYLVANIA, AND WEST VIRGINIA
DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
RESIDENTS, PLEASE NOTE: Any person who
WARNING: It is a crime to provide false or misleading
knowingly, and with intent to defraud any insurance
information to an insurer for the purpose of defrauding
company or other person, files an application for
the insurer or any other person. Penalties include
insurance or statement of claim containing any
imprisonment and/or fines. In addition, an insurer may
materially false information or conceals for the
deny insurance benefits, if false information materially
purpose of misleading, information concerning any
related to a claim was provided by the applicant.
fact material thereto, commits a fraudulent
NEW JERSEY RESIDENTS, PLEASE NOTE: Any person
insurance act, which is a crime and subjects such
who includes any false or misleading information on an
person to criminal and civil penalties.
application for an insurance policy is subject to criminal
In COLORADO, any insurance company, or agent of an
and civil penalties.
insurance company, who knowingly provides false,
LOUISIANA AND RHODE ISLAND RESIDENTS, PLEASE
incomplete, or misleading facts or information to a
NOTE: Any person who knowingly presents a false or
policyholder or claimant for the purpose of defrauding,
fraudulent claim for payment of a loss or benefit or
or attempting to defraud, the policyholder or claimant
knowingly presents false information in an application
with regard to a settlement or award payable from
for insurance is guilty of a crime and may be subject to
insurance proceeds, shall be reported to the Colorado
fines and confinement in prison.
Division of Insurance within the Department of
Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.
4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5. The Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 7. I (We)
understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination
Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period.
8. I (We) understand that allocations to the Fixed Account Options are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred.
9. I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint
 Annuitant, or Contingent Annuitant, if applicable, stated in this application are true and correctly recorded.
It is required
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
for Good Order
/
/
that all
applicable
Owner's Title (required if owned by an Entity)
parties to the
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
VDA 630 10/10

V630 10/10

LONG-TERM SMART
Producer/Representative Acknowledgements
Complete this
certification
I certify that:
regarding
I did not use sales material(s) during the presentation of this Jackson product to the applicant.
sales material
section only if:
I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.
Your client
In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
has other
existing
By signing this form, I certify that:
policies or
1. I am authorized and qualified to discuss the Contract herein applied for.
annuity
2. I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this contracts
transaction is suitable given the client's financial situation and needs.
AND
3. The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
Will be either
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that terminating
this replacement (if applicable) is consistent with that position.
any of those
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the existing
best of my knowledge and belief.
policies or
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being using the
replaced is true and accurate to the best of my knowledge and belief.
funds from
existing
7. I have complied with requirements for disclosures and/or replacements as necessary.
policies to
fund this new
Contract.
Jackson Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).
Order that all
Producer/Rep
numbers be
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
VDA 630 10/10

V630 10/10